UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
Intermec, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (check the appropriate box):

☑ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
          1) Title of each class of securities to which transaction applies:
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☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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*** Exercise Your Right to Vote ***
IMPORTANT NOTICE Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be held on May 27, 2009

INTERMEC, INC.
Meeting Information

Meeting Type:	Annual Meeting of Stockholders

For holders as of:	03/30/09

Date: 05/27/09	Time: 10:00 A.M., PDT

Location:	Headquarters Offices of Intermec, Inc. 6001 36TH Avenue West Everett, WA 98203

This notice also constitutes notice of the 2009 Annual Meeting of Stockholders of the Company.
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.
We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to security holders are available at www.proxyvote.com.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        ANNUAL REPORT        FORM OF PROXY

How to View Online:
Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please make your request for a copy as instructed below on or before May 13, 2009 to facilitate timely delivery. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
*	If requesting materials by e-mail, please send a blank e-mail with the 12-Digit Control Number (located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: At the meeting, you will need to request a ballot to vote these shares. For meeting directions please visit http://www.intermec.com/about_us/contact_us or call: (425) 348-2600.
Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions to view the proxy materials and transmit your electronic voting instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS 1 AND 2.

1.	ELECTION OF DIRECTORS Nominees:
1a) Patrick J. Byrne 1b) Eric J. Draut 1c) Gregory K. Hinckley 1d) Lydia H. Kennard 1e) Allen J. Lauer 1f) Stephen P. Reynolds 1g) Steven B. Sample 1h) Oren G. Shaffer 1i) Larry D. Yost

2.	RATIFY SELECTION OF DELOITTE & TOUCHE LLP AS INTERMEC, INC.’s INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2009.

These items of business are more fully described in the Proxy Statement. You are entitled to vote on these items if you were a stockholder as of the close of business on March 30, 2009.